EXHIBIT 10

                         THE INFINITY MUTUAL FUNDS, INC.

                    DISTRIBUTION PLAN PURSUANT TO RULE 12b-1
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 ISG Portfolios

                  WHEREAS, The Infinity Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company, and offers for public sale distinct series of shares of common stock, each corresponding to a distinct portfolio; and

                  WHEREAS, the Fund's Board of Directors (the "Board") has established as separate portfolios of the Fund the ISG Portfolios set forth on
Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Portfolio"); and

                  WHEREAS, the Fund currently employs BISYS Fund Services Limited Partnership (the "Distributor") as distributor for the shares of common stock of each Portfolio; and

                  WHEREAS, the Fund desires to adopt a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Portfolio and, in particular, certain classes of shares of each Portfolio set forth on Schedule 1 hereto (each, a "Class"); and

                  WHEREAS, the Board, in considering whether the Fund should implement this Plan, has requested and evaluated such information as it deemed necessary to an informed determination as to whether a written plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of each Class for the purposes set forth below; and

                  WHEREAS, in voting to approve the implementation of this Plan, the Directors have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each Class and the holders of its shares;

                  NOW, THEREFORE, the Fund hereby adopts this Plan with respect to each Class in accordance with Rule 12b-1 under the 1940 Act.

                  Section 1. The Fund shall pay to the Distributor for advertising, marketing and distributing a monthly fee in respect of each Class at the annual rate set forth on Schedule 2 hereto. The Distributor may pay certain financial institutions, securities dealers and other industry professionals ("Service Organizations") in respect of these services pursuant to an agreement between the Distributor and the Service Organization ("Plan Agreement"). The Fund's administrator and the Portfolios' investment adviser or sub-investment adviser and their affiliates are eligible to become Service Organizations and to receive fees under this Plan. As to each Class, all expenses incurred by the Class in connection with this Plan shall be borne entirely by the holders of such Class's shares.

                  Section 2. Payments to Service Organizations under paragraph 1 hereof shall be subject to compliance by the Service Organizations with the terms of their respective Plan Agreement with the Distributor.

                  Section 3. As to each Class, this Plan shall not take effect with respect to the Class unless it first has been approved by a vote of the then sole holder of such Class's shares.

                  Section 4. As to each Class, this Plan shall become effective with respect to the Class on the date the public offering of such Class's shares commences, and shall continue for a period of one year from such effective date, unless earlier terminated in accordance with the terms hereof. Thereafter, this Plan shall continue automatically for successive annual periods, provided such continuance is approved annually by the Board, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any Plan Agreement (the "Independent Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of this Plan.

                  Section 5. The Board shall be provided with and shall review, at least quarterly, a written report of the amounts expended with respect to each Class under this Plan and the purposes for which such expenditures were made. Such report shall include any amounts paid to Service Organizations and the purposes for which such payments were made.

                  Section 6. As to each Class, this Plan may be terminated at any time by vote of the Board, by vote of a majority of the Independent Directors, or by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of such Class.

                  Section 7. As to any Class, this Plan may not be amended to increase materially the payments provided for in paragraph 1 hereof unless such amendment is approved by vote of the holders of a majority (as defined in the 1940 Act) of such Class's shares, and no material amendment to this Plan affecting a Class shall be made unless approved in the manner provided for approval and annual renewal in Section 4 hereof.

                  Section 8. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

                  Section 9. The Fund shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.


Dated:  February 15, 1994
Revised:  August 12, 1998

                                   SCHEDULE 1

NAME OF PORTFOLIO AND CLASSES                          DATE ESTABLISHED
-----------------------------                          -----------------

ISG Aggressive Growth Portfolio                        August 12, 1998
         Class A Shares
         Class B Shares

ISG Capital Growth Portfolio                           February 15, 1994
         Class A Shares
         Class B Shares

ISG Core Income Portfolio                              February 15, 1994
         Class A Shares
         Class B Shares

ISG Current Income Portfolio                           August 12, 1998
         Class A Shares
         Class B Shares

ISG Dividend Growth Portfolio                          February 15, 1994
         Class A Shares
         Class B Shares

ISG Equity Value Portfolio                             May 14, 1998
         Class A Shares
         Class B Shares

ISG Government Income Portfolio                        May 14, 1998
         Class A Shares
         Class B Shares

ISG Growth Portfolio                                   August 12, 1998
         Class A Shares
         Class B Shares

ISG Growth and Income Portfolio                        August 12, 1998
         Class A Shares
         Class B Shares

ISG International Equity                               May 14, 1998
  Portfolio
         Class A Shares
         Class B Shares

 ISG Large Cap Equity Portfolio                        August 12, 1998
         Class A Shares
         Class B Shares

ISG Limited Duration Income                            February 15, 1994
  Portfolio
         Class A Shares
         Class B Shares

ISG Limited Duration Tennessee                         February 11, 1997
  Tax Free Portfolio
         Class A Shares
         Class B Shares

ISG Limited Duration U.S.                              February 11, 1997
  Government Portfolio
         Class A Shares
         Class B Shares

ISG Mid Cap Portfolio                                  May 14, 1998
         Class A Shares
         Class B Shares

ISG Moderate Growth and                                August 12, 1998
  Income Portfolio
         Class A Shares
         Class B Shares

ISG Municipal Income Portfolio                         May 14, 1988
         Class A Shares
         Class B Shares

ISG Small Cap Opportunity Portfolio                    May 14, 1998
         Class A Shares
         Class B Shares

ISG Tennessee Tax Exempt                               February 15, 1994
  Bond Portfolio
         Class A Shares
         Class B Shares

ISG Tax Free Money Market                              May 14, 1998
  Portfolio
         Class B Shares

ISG Government Money Market                            May 14, 1998
  Portfolio
         Class B Shares

 ISG Prime Money Market Portfolio                      February 15, 1994
         Class B Shares

                                   SCHEDULE 2

                                                      ANNUAL FEE AS A
                                                      PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO AND CLASSES                         DAILY NET ASSETS
-----------------------------                         ----------------------

ISG Aggressive Growth Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Capital Growth Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Core Income Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Current Income Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Dividend Growth Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Equity Value Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Government Income Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Growth Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Growth and Income Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG International Equity Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Large Cap Equity Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Limited Duration Income
  Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Limited Duration
  Tennessee Tax Free Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Limited Duration
  U.S. Government Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Mid Cap Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Moderate Growth
  and Income Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Municipal Income Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Small Cap Opportunity Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Tennessee Tax Exempt
  Bond Portfolio
         Class A Shares                                       .25%
         Class B Shares                                       .75%

ISG Tax Free Money Market
  Portfolio
         Class B Shares                                       .75%

ISG Government Money Market
  Portfolio
         Class B Shares                                       .75%

ISG Prime Money Market Portfolio
         Class B Shares                                       .75%